UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      December 4, 2007 (November 28, 2007)


                           HUDSON HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-9587                  20-3766053
         --------                    ------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)           File Number)          Identification Number)


   111 Town Square Place, Suite 1500A
      JERSEY CITY, NEW JERSEY 07310                          07310
      -----------------------------                          -----
  (Address of principal executive office)                    (Zip Code)

Registrant's telephone number, including area code: (201) 216-0100



             -------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 28, 2007, Hudson Securities, Inc. (the "Company"), the wholly owned subsidiary of Hudson Holding Corporation, entered into employment contracts (the "Agreements") with each of Vincent Pelosi and Dana Pascucci (the "Employees") in order to retain the services of the Employees as co-heads of the Institutional Sales Group of the Company. The Agreements provide for the at-will employment of the Employees. The Agreements further provide that, in addition to any commission earned by the Employees, they shall be entitled to a forgivable loan as well as restricted stock and stock options based on incentive-related milestones. In connection with the forgivable loans, the Employees each executed promissory notes in favor of the Company.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

*10.1 Employment Agreement made by and among Hudson Securities, Inc. and Vincent Pelosi on November 28, 2007.

*10.2 Employment Agreement made by and among Hudson Securities, Inc. and Dana Pascucci on November 28, 2007.



* CONFIDENTIAL TREATMENT IS REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT PURSUANT TO 17 C.F.R. SECTIONS 200.8(B)(4) AND 240.24B-2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   HUDSON HOLDING CORPORATION


                                                   By: /S/ KEITH R. KNOX
                                                       -------------------------
                                                          Name: Keith R. Knox
                                                          Title: President


Dated: December 4, 2007